UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2023 (June 26, 2023)

AVALON HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Ohio	1-14105	34-1863889
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

One American Way, Warren, Ohio 44484
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (330) 856-8800

(Former name and address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	AWX	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointments of Principal Officers

The Board of Directors of Avalon Holdings Corporation (“Avalon”) approved the appointment of Michael J. Havalo as Chief Financial Officer and Treasurer effective June 26, 2023. The Company issued a press release on June 28, 2023, announcing Mr. Havalo’s appointment. A copy of the press release is attached hereto as Exhibit 99.1.

Mr. Havalo’s annual base salary will be $170,000.

ITEM 9.01 Financial Statements and Exhibits

Exhibit Number

Exhibit 99.1 Press release dated June 28, 2023
Exhibit 104  Cover Page Interactive Data File (embedded within the Inline XBRL document)

A copy of the press release is attached as Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON HOLDINGS CORPORATION (Registrant)

By:	/s/ Michael J. Havalo
Michael J. Havalo
Chief Financial Officer and Treasurer

DATED:         June 28, 2023

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated June 28, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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